MML SERIES INVESTMENT FUND II
MML Short-Duration Bond Fund
(the “Fund”)
Supplement dated November 1, 2019 to the
Prospectus dated May 1, 2019 and the
Summary Prospectus dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective November 1, 2019, the information related to Nathaniel Barker for the Fund found under the heading Portfolio Managers in the section titled Management (page 55 of the Prospectus) is hereby removed.
Effective November 1, 2019, the following information supplements the information for the Fund found under the heading Portfolio Managers in the section titled Management (page 55 of the Prospectus):
Stephen Ehrenberg, CFA is a Managing Director and member of Barings’ Multi-Strategy Fixed Income Group. He has managed the Fund since November 2019.
Effective November 1, 2019, the information related to Nathaniel Barker under Barings LLC (“Barings”) found on page 94 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds is hereby removed.
Effective November 1, 2019, the following information replaces similar information under Barings LLC found on page 94 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Stephen Ehrenberg, CFA

is a Managing Director, a member of the Barings’ Multi-Strategy Fixed Income Group, and shares primary responsibility for the day-to-day management of the MML Managed Bond Fund, the Bond Segment of the MML Blend Fund, and the MML Short-Duration Bond Fund. Mr. Ehrenberg has more than 15 years of industry experience and his experience has encompassed portfolio management and credit analysis for both investment grade and high yield corporate credit. Prior to joining Barings in 2004, he worked in capital markets at MassMutual as part of the firm’s executive development program.
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L8063-19-04
SDB-19-01

MML SERIES INVESTMENT FUND II
MML Short-Duration Bond Fund
Supplement dated November 1, 2019 to the
Statement of Additional Information dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective November 1, 2019, the following information replaces similar information under Barings LLC (“Barings”) found on page B-162 in the section titled Appendix C—Additional Portfolio Manager Information:
The portfolio managers of MML Short-Duration Bond are Stephen Ehrenberg, David L. Nagle, and Douglas M. Trevallion, II.
Effective November 1, 2019, the following information supplements the information under Barings for MML Short-Duration Bond found on pages B-162 and B-163 in the section titled Appendix C—Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen Ehrenberg
Registered investment companies**	5	$2,900	0	$0
Other pooled investment vehicles	1	$9	0	$0
Other accounts	14	$13,184	0	$0
*
The information provided is as of June 30, 2019.

**
Does not include the MML Short-Duration Bond.

Effective November 1, 2019, the following information replaces similar information under Barings for MML Short-Duration Bond found on page B-163 in the section titled Appendix C—Additional Portfolio Manager Information:
Ownership of Securities:
As of June 30, 2019, the portfolio managers did not own any shares of MML Short-Duration Bond. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.
Effective November 1, 2019, the following information replaces similar information under Barings found on pages B-164 and B-165 in the section titled Appendix C—Additional Portfolio Manager Information:
Conflicts of Interest:
The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Barings a performance-based fee or the portfolio manager, Barings or an affiliate has an interest in the account. Barings has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Barings or an affiliate, and whether the account is public, private, proprietary or third party.
Potential material conflicts of interest may also arise related to the knowledge and timing of a fund’s trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of a fund’s trades. It is theoretically possible that portfolio managers could use this information for their personal advantage and/or the advantage of other accounts they manage, or to the possible detriment of a fund. For example, a portfolio manager could front run a fund’s trade or short sell a security for an account immediately prior to a fund’s sale of that security. To address these conflicts, Barings has adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the portfolio manager or accounts owned by Barings or its affiliates.
With respect to securities transactions for the funds, Barings determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Barings manages certain other accounts, however, where Barings may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Barings has policies and procedures that address best execution and directed brokerage.
A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.
Compensation:
The discussion below describes the portfolio managers’ compensation as of June 30, 2019.
Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary, and a discretionary, performance-driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms and subsidiaries to ensure that Barings’ compensation is competitive with industry standards.
The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.
Portfolio managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a portfolio manager, ii) financial performance of Barings, iii) client satisfaction, and iv) teamwork.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Barings’ overall earnings. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.
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SAI L8063-19-06